Fees Summary	Aug. 16, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,207,979
Total Transaction Valuation	8,184,138,279
Total Offset Amount	0
Net Fee	$ 1,207,979